SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549



                     SCHEDULE 14A
                     (Rule 14a-101)

        INFORMATION REQUIRED IN PROXY STATEMENT

    Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934


Filed by the Registrant    [X]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, For Use of the Commission Only (as
     Permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[X]  Definitive Additional Materials

[  ] Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12


                   ATRION CORPORATION


    (Name of Registrant as Specified in Its Charter)



     (Name of Person(s) Filing Proxy Statement, if
                 Other than Registrant)


Payment of filing fee (Check the appropriate box):

[  ] No fee required.

[  ] Fee computed on table below per Exchange Act Rules
     14a(6)(i) and 0-11.

          (1)  Title of each class of securities to
               which transaction applies:

          (2)  Aggregate number of securities to which
               transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to
               Exchange Act Rule 0-11 (set forth the
               amount on which the filing fee is
               calculated and how it was determined):

          (4)  Proposed maximum aggregate value of
               transaction:

          (5)  Total fee paid:

[X]       Fee paid previously with preliminary materials

[  ]      Check box if any part of the fee is offset as
          provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:

          (2) Form, schedule or registration statement no.:

          (3)  Filing party:

          (4)  Date filed:

       [Letterhead of Georgeson & Company, Inc.]




                      May 1, 1997






Dear Stockholder:

The proxy card previously sent to you for Atrion's annual meeting of stockholders to be held on May 29, 1997 inadvertently omitted the Board of Directors' voting recommendations and a statement as to how your shares would be voted if you did not check the boxes specifying the manner in which the shares are to be voted. Accordingly, we are enclosing a corrected proxy card which includes such information and ask that you date, sign and return this proxy card whether or not you already returned the proxy card previously sent to you.

Thank you for taking the time to date, sign and return the enclosed proxy card. We apologize for any inconvenience we may have caused you.

Sincerely Yours,


GEORGESON & COMPANY INC.
(Proxy Tabulator for Atrion Corporation)

        ATRION CORPORATION                  PROXY


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John H. P. Maley, Roger F.
Stebbing and John P. Stupp, Jr., or any of them, proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Atrion Corporation which the undersigned would be entitled to vote at the annual meeting of stockholders of Atrion Corporation, to be held at the offices of Halkey-Roberts Corporation, 11600 Ninth Street North, St. Petersburg, Florida, on
Thursday, May 29, 1997 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof, in the following manner:


1.   ELECTION OF DIRECTORS.

[  ] FOR all nominees listed      [  ] AUTHORITY
     below (except as otherwise         WITHHELD to
     listed below)                      vote for all
                                        nominees


Richard O. Jacobson, Jerome J. McGrath and
Hugh J. Morgan, Jr.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE
THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

_______________________________________________________

2.   PROPOSAL TO APPROVE THE SALE OF THE COMPANY'S
NATURAL GAS PIPELINE AND MARKETING SUBSIDIARIES.

[  ] FOR      [  ] AGAINST       [  ] ABSTAIN

(Continued and to be signed on other side)

(Continued from other side)

3.   PROPOSAL TO APPROVE THE COMPANY'S 1997 STOCK
INCENTIVE PLAN.

[  ] FOR      [  ] AGAINST       [  ] ABSTAIN

4.   PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR
ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

[  ] FOR      [  ] AGAINST       [  ] ABSTAIN


5. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
PROPERLY COME BEFORE THE MEETING.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1,
2, 3 AND 4.  IF THIS PROXY IS PROPERLY SIGNED AND
RETURNED, THE SHARES REPRESENTED WILL BE VOTED FOR
ITEMS 1, 2, 3 AND 4 UNLESS YOU OTHERWISE SPECIFY
HEREIN.


Dated___________________1997



_____________________________
Signature



_____________________________
Signature

Please sign this proxy exactly as your name appears hereon. When signing as executor, administrator, trustee,corporate officer, etc., please give full title. In case of joint owners, each joint owner should sign.

Please Date, Sign and Return TODAY in the Enclosed
Envelope.

No Postage Required if Mailed in the United States.